Q2 2017 Results Supplemental Presentation to Earnings Press Release July 27, 2017 Exhibit 99.4

Forward-Looking Statements
NuVasive cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this presentation contains selected financial results from the second quarter 2017, as well as projections for 2017 financial guidance and longer-term financial performance goals. The
Company’s projections for 2017 financial guidance and longer-term financial performance goals represent current estimates, including initial estimates of the potential benefits, synergies and cost savings associated with acquisitions, which are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that
NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; the risk that acquisitions will not be integrated successfully or that the benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange
Commission are available at www.sec.gov.
The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Non-GAAP Financial Measures
Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating profit margin, which exclude amortization of intangible assets, non-cash purchase accounting adjustments on acquisitions, business transition costs, CEO transition related costs, certain litigation charges, significant one-time items, non-cash interest expense (excluding debt issuance cost) and/or losses on repurchase of convertible notes, and the impact from taxes related to these items, including those taxes that would have occurred in lieu of these items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers.
The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, non-cash purchase accounting adjustments on acquisition, business transition costs, CEO transition related costs, certain litigation charges, and other significant one-time items. Management calculates the non-GAAP financial measures provided in this presentation excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations.
Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies.
This presentation is intended to accompany the Company’s second quarter 2017 earnings announcement, which includes financial results reported on a GAAP and non-GAAP basis. For reconciliations of non-GAAP financial measures to the comparable GAAP financial measure, please refer to the earnings announcement, as well as supplemental financial information posted on the Investor Relations section of the Company’s corporate website at www.nuvasive.com.

Q2 2017 Performance
Reported year-over-year revenue growth of 10.3% to $260.6 million, or 10.7% on a constant currency basis.
Delivered GAAP operating profit margin of 11.4%; non-GAAP operating profit margin of
16.3%.
Drove GAAP diluted earnings per share of $0.22; non-GAAP diluted EPS up 15.0% to
$0.46.

*Performance growth reflects comparison to prior year period; for additional details regarding full year 2017 guidance, see slide 11 ..
Re-iterated full year 2017 guidance (inclusive of acquisitions):
•
Revenue growth of ~10.7% to $1.065B, including an approximately $4 million in year-
over-year currency headwinds
•
Non-GAAP operating profit margin of ~17.1%
•
Adjusted EBITDA margin of ~26.7%
•
Non-GAAP diluted EPS of ~$2.00

Second Quarter 2017 Revenue Highlights
3.0%
U.S. SPINAL HARDWARE
Includes All Implants, Fixation,
MAGEC
®
& PRECICE
®
18.7%
26.0%
*
* Constant currency basis
U.S. SURGICAL SUPPORT
Includes Biologics, IOM
Services & Disposables
INTERNATIONAL
Includes Puerto Rico
Key Performance Factors
Continued Adoption of Core Product Areas
within iGA
Platform, including RELINE
posterior fixation system
Key Performance Factors
Driven By Addition of Biotronic
Key Performance Factors
Strong Growth in All Core Markets, including
EMEA, AsiaPac
and Latin America
in 2Q17
in 2Q17
in 2Q17

Second Quarter 2017 P&L Performance

Non-GAAP Measures
2Q17
Actuals
2Q17 YoY
Performance Factors
Gross Margin
74.5%
330
bps negatively impacted by
lower gross margin
profile of the Biotronic
business (~280 bps); inventory
inefficiencies due to transfer of production to new
manufacturing facility
Sales, Marketing
& Admin.
53.4%
350
bps improvement from prior year impacted by lower
SM&A profile of the Biotronic
business (~230 bps); greater
asset and workforce productivity (~120 bps)
Research & Development
4.8%
20
bps improvement from prior year impacted by the
Biotronic
business (30 bps); offset by investments
in
internal
R&D and strategic assets acquired to drive further
innovation (10 bps)
Operating Profit Margin
16.3%
40 bps improvement due to greater asset efficiencies
related to both freight and workforce productivity
EPS
$0.46
$0.06; 15.0% YoY
growth
Adjusted
EBITDA Margin
26.2%
90 bps reflecting the continued focus on improving the
cash earnings profile of the business

*
NuVasive
financial
performance
guidance
as
of
July
27,
2017.
Global Revenue
(In Millions)
$762.4
$811.1
$962.1
2014
2015
2016
2017E
Non-GAAP Operating
Profit Margin
~570
Basis
Point
Improvement
$1,065*
2014
2015
2016
2017E
11.4%
15.4%
16.1%
~17.1%*
Strong History of Growth and Profitability
DISCIPLINED EXECUTION OF STRATEGY DRIVES EXCEPTIONAL RESULTS

LESSRAY

Softv
redu
surg

Will h
minii
any c
work

NUVASIVE

Reducing Surgical Radiation
Software that enables O.R. staff to
reduce their levels of exposure to
surgical radiation
Will help increase adoption of
minimally invasive surgery without
any disruption of surgeon’s familiar
workflow

Takes low-quality, low-radiation
images and improves them to look
like conventional full dose images
A foundational element of our multi-
generational imaging, navigation
and surgical automation platform
development strategy

Launching LessRay
®
Targeted launch in September 2017
Revenue recognition expected to begin in Q417
Priced with options, inducing capital purchase and leasing
option with service and support agreements
Focused selling for use in spine surgery and over time will
address additional markets where radiation reduction is a
clear problem

New ‘all digital’, 180,000 sq. ft. facility is on-line and
supporting select implants and instruments
Produced 160,000+ parts out of facility in Q2, doubling
the parts from Q1
Hiring accelerated in Q2; expect to employ
~300 high-tech positions
Further align R&D and Product Development teams
to optimize and accelerate product launches,
including 3D printing capabilities
Transition from current Fairborn facility expected by
end of 2017
World-class, Manufacturing HQ in West Carrollton Nearly Complete

Investment in U.S. Manufacturing
WEST CARROLLTON,
OHIO

*
NuVasive
financial
performance
guidance
as
of
July
27,
2017;
^Constant
currency

FY17 Guidance
Performance Drivers
Revenues
•
As reported
~$1.065B, ~11.1%
YoY growth^
~$61M
full
year
of
Biotronic
contribution;
~$4M
currency
headwind
•
U.S. Spinal Hardware
•
U.S. Surgical
Support
•
International
~7% YoY growth
~10% YoY growth
~26% YoY growth
Strong expected lumbar, cervical and NSO product performance
Full year of Biotronic
contribution
~29% constant currency
growth
Non-GAAP
Gross Margin
~75.6%
~100
bps
YoY
decrease
due
to
the
lower
gross
margin
profile
of
Biotronic,
partially offset by the
increasing production at the West Carrollton facility
Non-GAAP
Sales,
Marketing
&
Admin.
~53.5%
~200
bps
YoY
improvement
primarily
driven
by
sales
force
efficiencies
and
SM&A
profile
of
Biotronic
business
Non-GAAP Research &
Development
~5.0%
~$5M YoY increase in investment in innovation
Non-GAAP Operating Profit
Margin
~17.1%
~100 bps
YoY improvement driven by core efficiencies while continuing to integrate acquired entities
Non-GAAP Earnings Per Share
~$2.00
~20% YoY
growth
Adjusted
EBITDA Margin
~26.7%
~150 bps
YoY increase
Non-GAAP Effective Tax Rate
~35%
Continued
efforts to drive YoY improvement; ASU adoption 2016-09
Non-GAAP
diluted WASO
~52.7M shares
Increased from ~52M shares in 2016 due to higher share price impact on remaining
2017
convertible
note
dilution;
ASU
adoption
2016-09
Full Year 2017 Financial Performance Guidance*

New product launches
and leading spine
innovation roadmap
International executing
on all cylinders
Success in adding
new, leading surgeons
Entering new markets:
-
trauma
-
radiation reduction
iGA platform continues
to ramp up
New sales reps hired last
year to begin rolling off
non-compete agreements
2H 2017 Performance Drivers
STRATEGIC PRIORITIES ALIGNED TO DELIVER CONTINUED GROWTH

Growing
revenues at
multiples of
market in high
single-digit range*
Long-term non-GAAP
operating profit
margins expanding to
~25% and adjusted
EBITDA margin to
~32%*
Drive change in tax
rate from high
30%’s
to high
20%’s*
Optimizing tax
structure to drive
EPS growth 2x
the
rate of revenue
growth*
Set to generate
significant
increases in free
cash flow
#1
#2
#3
#4
#5
Grow
Revenues
Expand
Operating +
EBITDA Margins
Tax Rate
Improvement
Free Cash
Flow
EPS
Growth
Why Invest in NuVasive
RELENTLESS FOCUS ON DRIVING SHAREHOLDER VALUE

* NuVasive financial performance guidance as of July 27, 2017.

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